Global Trust Special
Meeting of
Shareholders

A Special Meeting of
Shareholders of the Funds
was held on October 30,
2002, at which the
following actions were
taken:

Proposal 1:  To elect a
Board of Directors:

		Global Income			International Equity			Emerging Markets			Europe Fund
	Affirmative
	Withheld
	Affirmative
	Withheld
	Affirmative
	Withheld
	Affirmative
	Withheld

John F. Curley, Jr.	2,762	79	5,317	376	3,448	124	1,871	61
Mark R. Fetting	2,753	88	5,288	405	3,441	131	1,870	62
Richard G. Gilmore	2,747	94	5,314	379	3,446	126	1,868	64
Arnold L. Lehman	2,761	80	5,315	378	3,441	131	1,868	64
Robin J.W. Masters	2,750	91	5,278	415	3,441	131	1,871	61
Jill E. McGovern	2,759	82	5,315	378	3,445	127	1,870	62
Arthur S. Mehlman	2,752	89	5,278	415	3,441	131	1,871	61
G. Peter O'Brien	2,762	79	5,318	375	3,451	121	1,870	62
S. Ford Rowan	2,764	77	5,316	377	3,455	117	1,871	61

Proposal 2a:  To modify the
fundamental investment
restriction on borrowing
money:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,639


5,130



3,329


1,608
Against
109


232



160


74
Abstain
88


330



82


32
Broker non-votes
5


1



1


218

Proposal 2b:  To modify the
fundamental investment
restriction on underwriting
securities:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,641


5,138



3,337


1,612
Against
107


224



152


70
Abstain
88


330



82


32
Broker non-votes
5


1



1


218

Proposal 2c:  To modify the
fundamental investment
restriction on lending:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,639


5,155



3,334


1,613
Against
109


207



155


69
Abstain
88


330



82


32
Broker non-votes
5


1



1


218

Proposal 2d:  To modify the
fundamental investment
restriction on issuing
senior securities:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,631


5,137



3,336


1,611
Against
117


224



153


71
Abstain
88


331



82


32
Broker non-votes
5


1



1


218

Proposal 2e:  To modify the
fundamental investment
restriction on real estate
investments:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,639


5,157



3,338


1,607
Against
109


205



151


75
Abstain
88


330



82


32
Broker non-votes
5


1



1


218

Proposal 2f:  To modify the
investment restriction on
investing in commodities:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,637


5,151



3,334


1,613
Against
111


211



155


69
Abstain
88


330



82


32
Broker non-votes
5


1



1


218

Proposal 2g:  To modify the
fundamental investment
restriction on industry
concentration:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,642


5,141



3,339


1,614
Against
106


221



150


68
Abstain
88


330



82


32
Broker non-votes
5


1



1


218

Proposal 2h:  To remove the
fundamental investment
restriction on
diversification:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
N/A


5,158



3,339


1,612
Against
N/A


204



150


70
Abstain
N/A


330



82


32
Broker non-votes
N/A


1



1


218

Proposals 2i through 2t
affected only, and were
voted upon only by,
shareholders of Europe
Fund.

Proposal 2i:  To remove the
fundamental investment
restriction on investing in
illiquid securities:


Europe

Fund


Affirmative
1,603
Against
79
Abstain
32
Broker non-votes
218

Proposal 2j:  To remove the
fundamental investment
restriction on short sales:


Europe

Fund


Affirmative
1,611
Against
71
Abstain
32
Broker non-votes
218

Proposal 2k:  To remove the
fundamental investment
restriction on margin
transactions:


Europe

Fund


Affirmative
1,612
Against
70
Abstain
32
Broker non-votes
218

Proposal 2l:  To remove the
fundamental investment
restriction on investments
in oil, gas and mineral
programs:


Europe

Fund


Affirmative
1,614
Against
68
Abstain
32
Broker non-votes
218

Proposal 2p:  To remove the
fundamental investment
restriction on investments
in securities of issuers
that have been in operation
less than three years:


Europe

Fund


Affirmative
1,612
Against
70
Abstain
32
Broker non-votes
218

Proposal 2t:  To remove the
fundamental investment
restriction on purchasing
warrants:


Europe

Fund


Affirmative
1,613
Against
69
Abstain
32
Broker non-votes
218

Proposal 3:  To change the
Funds' investment objective
from fundamental to
nonfundamental:


Global

International

Emerging

Europe

Income

Equity

Markets

Fund












Affirmative
2,517


4,974




3,191



1,575
Against
170


296



219


106
Abstain
149


422



161


33
Broker non-votes
5


1



1


218

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